4th Quarter Fiscal Year 2015 Earnings Release Parker Hannifin Corporation August 4, 2015 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Safe Harbor Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the Company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the Company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully the Company's capital allocation initiatives, including timing, price and execution of share repurchases; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the Company's ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The Company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions, JV sales and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution, (c) operating margins reported in accordance with U.S. GAAP to operating margins without the effect of business realignment charges, voluntary retirement expense, and JV sales, (d) net income and earnings per diluted share reported in accordance with U.S. GAAP to net income and earnings per diluted share without the effect of business realignment charges and voluntary retirement expense and with respect to the twelve-month period, asset write downs and the effect of a joint venture. The effects of acquisitions, divestitures, currency exchange rates, discretionary pension plan contributions, business realignment charges and voluntary retirement expense, asset write downs and the effect of a joint venture are removed to allow investors and the Company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, operating margins, net income and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes the business realignment charges. Please visit www.PHstock.com for more information 2

Agenda 3 • CEO Comments • Results & Outlook • Questions & Answers

Highlights 4th Quarter FY2015 • Fourth Quarter Sales of $3.1B • Significantly Impacted by Currency and End Markets • Segment Operating Margins 14.0% • Adjusted Segment Operating Margins 14.9% • As Reported Earnings per Share of $1.27 • Adjusted Earnings per Share of $1.43 • Tax Impact of $.30 per Share • Operating Cash Flow 16.2% of Sales • Orders Declined to - 9% 4

Highlights FY2015 • Full Year Sales of $12.7B • Significantly Impacted by Currency Rates • Segment Operating Margins 14.5% • Adjusted Segment Operating Margins 14.9% • As Reported Earnings per Share of $6.97 • Adjusted Earnings per Share of $7.25 • Includes Transaction Currency Gains of $.38 per Share • Operating Cash Flow of $1.3B or 10.2% of Sales • 14th consecutive year greater than 10% of sales • Capital Allocation Priorities 5

Diluted Earnings Per Share 4th Quarter FY2015 6 * FY 15 EPS Adjusted for Business Realignment Charges/Voluntary Retirement Expense ** FY 14 EPS Adjusted for Business Realignment Charges/Impairment/JV with GE Aviation $1.27 $1.98 $6.97 $6.87 FY15 Q4 FY14 Q4 FY15 FY14 EPS - As Reported

Influences on Adjusted Earnings Per Share 4th Quarter FY2015 vs. 4th Quarter FY2014 7 * FY 15 EPS Adjusted for Business Realignment Charges/Voluntary Retirement Expense ** FY 14 EPS Adjusted for Business Realignment Charges

Influences on Adjusted Earnings Per Share FY2015 vs. FY2014 8 * FY 15 EPS Adjusted for Business Realignment Charges/Voluntary Retirement Expense ** FY 14 EPS Adjusted for Business Realignment Charges/Impairment/JV with GE Aviation

Sales & Segment Operating Margin Total Parker 9 Full Year FY2015 % Change FY2014 FY2015 % Change FY2014 12,712$ (3.8)% 13,215$ 12,712$ (3.4)% 13,166$ 15 0.1% 15 0.1% (546) (4.1)% (546) (4.1)% 13,243$ 0.2% 13,243$ 0.6 % FY2015 % of Sales FY2014 % of Sales 1,838$ 14.5% 1,790$ 13.5% 32 102 18 - 1,888$ 14.9% 1,892$ 14.4 % As Reported Adjusted for Joint Venture $ in millions 4th Quarter FY2015 % Change FY2014 Sales As Reported 3,145$ (10.8)% 3,525$ Acquisitions 3 0.1 % Currency (210) (6.0)% Organic Sales 3,352$ (4.9)% FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 440$ 14.0% 512$ 14.5 % Business Realignment Charges 9 18 Voluntary Retirement Expense 18 - Adjusted 467$ 14.9% 530$ 15.0%

Sales & Segment Operating Margin Diversified Industrial North America 10 $ in millions 4th Quarter FY2015 % Change FY2014 Sales As Reported 1,413$ (7.3)% 1,525$ Acquisitions - - % Currency (18) (1.2)% Organic Sales 1,431$ (6.1)% FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 229$ 16.2% 268$ 17.6 % Business Realignment Charges 2 1 Voluntary Retirement Expense 13 - Adjusted 244$ 17.3% 269$ 17.7 % Full Year FY2015 % Change FY2014 5,716$ 0.4% 5,693$ 7 0.1% (50) (0.9)% 5,759$ 1.2 % FY2015 % of Sales FY2014 % of Sales 955$ 16.7% 947$ 16.6% 4 2 13 - 972$ 17.0% 949$ 16.7%

Sales & Segment Operating Margin Diversified Industrial International 11 Full Year FY2015 % Change FY2014 4,742$ (10.3)% 5,288$ 8 0.1% (487) (9.2)% 5,221$ (1.2)% FY2015 % of Sales FY2014 % of Sales 584$ 12.3% 572$ 10.8% 27 99 611$ 12.9% 671$ 12.7% $ in millions 4th Quarter FY2015 % Change FY2014 Sales As Reported 1,143$ (17.4)% 1,383$ Acquisitions 3 0.2 % Currency (189) (13.6)% Organic Sales 1,329$ (4.0)% FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 1$ 10.3% 138$ 10.0 % Business Realignment Charges 6 18 Adjusted 124$ 10.9% 156$ 11.2%

Sales & Segment Operating Margin Aerospace Systems 12 $ in millions 4th Quarter FY2015 % Change FY2014 Sales As Reported 589$ (4.6)% 617$ Acquisitions - - % Currency (3) (0.6)% Organic Sales 592$ (4.0)% FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 93$ 15.9% 105$ 17.0 % Business Realignment Charges 1 - Voluntary Retirement Expense 5 - Adjusted 99$ 16.9% 105$ 17.0 % Full Year FY2015 % Change FY2014 FY2015 % Change FY2014 2,254$ 0.9% 2,234$ 2,254$ 3.2% 2,185$ - - % - - % (9) (0.5)% (9) (0.5)% 2,263$ 1.4% 2,263$ 3.7 % FY2015 % of Sales FY2014 % of Sales 299$ 13.3% 271$ 12.1% 1 1 5 - 305$ 13.5% 272$ 12.5 % As Reported Adjusted for Joint Venture

Order Rates 13 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Jun 2015 Mar 2015 Jun 2014 Mar 2014 Total Parker 9%- 4%- 4%+ 7%+ Diversified Industrial North America 9%- 6%- 6%+ 6%+ Diversified Industrial International 5%- 3%- 4%- 5%+ Aerospace Systems 14%- 3%- 17%+ 16%+

Cash Flow from Operating Activities 14 $511 $570 $1,302 $1,463 FY15 Q4 FY14 Q4 FY15 FY14 4th Quarter Full Year FY 2015 % of Sales FY 2014 % of Sales FY 2015 % of Sales FY 2014 % of Sales As Reported Cash Flow From Operating Activities 5 1 16.2% 570 16.2% 1,302 10.2% 1,388 10.5% Discreti nary Pension Plan Contribution 75 Adjusted Cash Flow From Operating Activities 511 16.2 570 16.2 1,302 10.2 1,463 11.1

FY2016 Guidance Adjusted EPS Initiated at $7.00 Midpoint 15 FY16 Adjusted Segment Operating Margins exclude Business Realignment Charges FY16 Adjusted Earnings Per Share exclude Business Realignment Charges Sales Growth vs. Prior Year Diversified Industrial North America (3%) - 1% Diversified Industrial International (6%) - (2%) Aerospace Systems 1% - 3% Total Parker (3%) - 0% Adjusted Segment Operating Margins Diversified Industrial North America 16.8% - 17.2% Diversified Industrial International 13.6% - 14.0% Aerospace Systems 14.4% - 14.8% Total Parker 15.2% - 15.6% Below the Line Items Corporate General & Administrative Expense, Interest and Other $540 M Tax Rate Full Year 29.0% Shares Diluted Shares Outstanding 140.8 M Earnings Per Share As Reported Range $6.15 - $6.85 Adjusted Range $6.65 - $7.35

FY2016 Guidance FY16 Guidance vs FY15 Actual 16 * FY 15 EPS Adjusted for Business Realignment Charges/Voluntary Retirement Expenses ** FY 16 EPS Guidance Adjusted for Business Realignment Charges

17

Appendix • Consolidated Statement of Income • Reconciliation of Net Income & EPS • Business Segment Information By Industry • Reconciliation of Segment Operating Income & Segment Operating Margin • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Forecasted EPS • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 19 Three Months Ended June 30, Year Ended June 30, (Dollars in thousands except per share amounts) 2015 2014 2015 2014 Net sales 3,144,508$ 3,525,415$ 12,711,744$ 13,215,971$ Cost of sales 2,420,780 2,685,954 9,655,245 10,188,227 Gross profit 723,728 839,461 3,056,499 3,027,744 Selling, general and administrative expenses 391,796 421,185 1,544,746 1,633,992 Goodw ill and intangible asset impairment - - - 188,870 Interest expense 34,797 20,163 118,406 82,566 Other (income), net (6,838) (9,711) (38,893) (434,404) Income before income taxes 303,973 407,824 1,432,240 1,556,720 Income taxes 124,388 106,648 419,687 515,302 Net income 179,585 301,176 1,012,553 1,041,418 Less: Noncontrolling interests 131 138 413 370 Net income attributable to common shareholders 179,454$ 301,038$ 1,012,140$ 1,041,048$ Earnings per share attributable to common shareholders: Basic earnings per share 1.29$ 2.02$ 7.08$ 6.98$ Diluted earnings per share 1.27$ 1.98$ 6.97$ 6.87$ Average shares outstanding during period - Basic 138,674,443 148,967,357 142,925,327 149,099,448 Average shares outstanding during period - Diluted 141,000,940 151,803,746 145,112,150 151,444,103 Cash dividends per common share .63$ .48$ 2.37$ 1.86$

Reconciliation of Net Income & EPS 20 (Unaudited) Three Months Ended June 30, Year Ended June 30, 2015 2014 2015 2014 Net income 179,585$ 301,176$ 1,012,553$ 1,041,418$ Adjustments: Voluntary retirement expense 15,034 - 15,034 - Business realignment charges 7,014 12,854 25,180 73,684 Asset w ritedow ns - - - 192,188 Gain related to joint venture agreement - - - (255,652) Adjusted net income 201,633$ 314,030$ 1,052,767$ 1,051,638$ Earnings per diluted share 1.27$ 1.98$ 6.97$ 6.87$ Adjustments: Voluntary retirement expense 0.11 - 0.11 - Business realignment charges 0.05 0.08 0.17 0.49 Asset w ritedow ns - - - 1.26 Gain related to joint venture agreement - - - (1.68) Adjusted earnings per diluted share 1.43$ 2.06$ 7.25$ 6.94$

Business Segment Information 21 Three Months Ended June 30, Year Ended June 30, (Dollars in thousands) 2015 2014 2015 2014 Net sales Diversif ied Industrial: North America 1,413,098$ 1,525,038$ 5,715,742$ 5,693,527$ International 1,142,231 1,382,757 4,741,376 5,287,916 Aerospace Systems 589,179 617,620 2,254,626 2,234,528 Total 3,144,508$ 3,525,415$ 12,711,744$ 13,215,971$ Segment operating income Diversif ied Industrial: North America 228,861$ 268,669$ 955,501$ 946,493$ Int rnatio al 118,134 137,935 583,937 572,476 Aerospace Systems 93,494 104,932 298,994 271,238 Total segment operating income 440,489 511,536 1,838,432 1,790,207 Corporate general and administrative expenses 63,077 49,520 215,396 181,926 Income before interest and other 377,412 462,016 1,623,036 1,608,281 Interest expense 34,797 20,163 118,406 82,566 Other expense (income) 38,642 34,029 72,390 (31,005) Income before income taxes 303,973$ 407,824$ 1,432,240$ 1,556,720$

Reconciliation of Segment Operating Income & Segment Operating Margin 22 (Unaudited) Total net sales as reported 12,711,744$ 13,215,971$ Adjust ents: Sales related to GE joint venture - 49,510 Adjusted total net sales 12,711,744$ 13,166,461$ Total segment operating income Operating margin Operating margin As reported 1,838,432$ 14.5% 1,790,207$ 13.5% Voluntary retirement expense 18,057 - Business realignment charges 31,849 102,449 Adjusted 1,888,338$ 14.9% 1,892,656$ 14.4% Year Ended June 30, 2015 Year Ended June 30, 2014

Consolidated Balance Sheet 23 June 30, June 30, (Dollars in thousands) 2015 2014 Assets Current assets: Cash and cash equivalents 1,180,584$ 1,613,555$ Marketable securities and other investments 733,490 573,701 Trade accounts receivable, net 1,620,194 1,858,176 Non-trade and notes receivable 364,534 388,437 Inventories 1,300,459 1,371,681 Prepaid expenses 241,684 129,837 Deferred income taxes 142,147 136,193 Total current assets 5,583,092 6,071,580 Plant and equipment, net 1,664,022 1,824,294 Goodw ill 2,942,679 3,171,425 Intangible assets, net 1,013,439 1,188,282 Other assets 1,091,805 1,018,781 Total assets 12,295,037$ 13,274,362$ Liabilities and equity Current liabilities: Notes payable 223,142$ 816,622$ Accounts payable 1,092,138 1,252,040 Accrued liabilities 894,555 960,523 Accrued domestic and foreign taxes 140,295 223,611 Total current liabilities 2,350,130 3,252,796 Long-term debt 2,723,960 1,508,142 Pensions and other postretirement benefits 1,699,197 1,346,224 Deferred income taxes 77,967 94,819 Other liabilities 336,214 409,573 Shareholders' equity 5,104,287 6,659,428 Noncontrolling interests 3,282 3,380 Total liabilities and equity 12,295,037$ 13,274,362$

Consolidated Statement of Cash Flows 24 Year Ended June 30, (Dollars in thousands) 2015 2014 Cash flows from operating activities: Net income 1,012,553$ 1,041,418$ Depreciation and amortization 317,491 336,702 Stock incentive plan compensation 96,093 103,161 Goodw ill and intangible asset impairment - 188,870 Gain on deconsolidation of subsidiary - (412,612) Gain on sale of businesses (6,420) - Loss on disposal of assets 14,953 2,997 Loss on sale of marketable securities 3,817 - Net change in receivables, inventories, and trade payables (13,948) (10,033) Net change in other assets and liabilities (63,679) 206,131 Other, net (58,919) (68,741) Net cash provided by operating activities 1,301,941 1,387,893 Cash flows from investing activities: Acquisitions (net of cash of $8,332 in 2015 and $1,780 in 2014) (18,618) (17,593) Capital expenditures (215,527) (216,340) Proceeds from sale of plant and equipment 19,655 14,368 Proceeds from sale of businesses 37,265 - Proceeds from deconsolidation of subsidiary - 202,498 Purchases of marketable securities and other investments (1,747,333) (624,880) Maturities and sales of marketable securities and other investments 1,391,396 - Other, net (46,001) (4,454) Net cash (used in) investing activities (579,163) (646,401) Cash flows from financing activities: Net payments for common stock activity (1,371,662) (162,298) Net proceeds from (payments for) debt 667,307 (517,573) Dividends (340,389) (278,244) Net cash (used in) financing activities (1,044,744) (958,115) Effect of exchange rate changes on cash (111,005) 48,766 Net (decrease) in cash and cash equivalents (432,971) (167,857) Cash and cash equivalents at beginning of period 1,613,555 1,781,412 Cash and cash equivalents at end of period 1,180,584$ 1,613,555$

Reconciliation of Forecasted EPS 25 (Unaudited) (Amounts in dollars) Fiscal Year 2016 Forecasted earnings per diluted share $6.15 to $6.85 Adjustments: Business realignment charges .50 Adjusted forecasted earnings per diluted share $6.65 to $7.35

Supplemental Sales Information Global Technology Platforms 26 PARKER HANNIFIN CORPORATION SUPPLEMENTAL NET SALES INFORMATION: BY TECHNOLOGY PLATFORM (Unaudited) Three Months Ended June 30, Tw elve Months Ended June 30, (Dollars in thousands) 2015 2014 2015 2014 Net sales Diversif ied Industrial: Motion Systems 883,821$ 1,036,565$ 3,620,511$ 3,898,961$ Flow and Process Control 983,358 1,128,107 4,020,347 4,252,589 Filtration and Engineered Materials 688,150 743,123 2,816,260 2,829,893 Aerospace Systems 589,179 617,620 2,254,626 2,234,528 Total 3,144,508$ 3,525,415$ 12,711,744$ 13,215,971$